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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                   FORM 8-K
                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 6, 1998


                                   NVR, Inc.
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            (Exact name of registrant as specified in its charter)

           Virginia                      1-12378                 54-1394360
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File number)          Identification No.)


  7601 Lewinsville Road, Suite 300, McLean, VA                 22102
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (703) 761-6200
                                                    ----------------------------
                                      N/A
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         (Former name of former address, if changed since last report)
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Item 5. Other Events

     A copy of the Registrant's press release, dated April 6, 1998, is attached hereto as Exhibit 99.1.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NVR, Inc.
                                    --------------------------------------------
                                    (Registrant)


Date: April 6, 1998                 /s/ Paul C. Saville
      ----------------              --------------------------------------------
                                    Chief Financial Officer and
                                    Senior Vice President Finance
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                               Index to Exhibits



   Exhibit No.                       Exhibit Description
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     99.1                            Press Release of the Registrant dated April
                                     6, 1998